Wave Life Sciences Corporate Presentation April 10, 2018 Exhibit 99.1

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Biotechnology company focused on delivering transformational therapies for patients with serious, genetically defined diseases Rationally designed stereopure nucleic acid therapeutics Utilizing multiple modalities including antisense, exon skipping and RNAi 6 neurology development programs by the end of 2018 Expertise and core focus in neurology 2 Phase 1b/2a trials initiated in Huntington’s disease DMD Exon 51 trial initiated Clinical data readouts anticipated in 2019 for first 3 programs Robust R&D platform, ability to partner additional therapeutic areas Cash, including committed capital from the Takeda collaboration, expected to fund operations to the end of 2020

Paving the way to potentially safer, more effective medicines 1 first to design and bring stereopure and allele-specific medicines to clinic 6 neurology development programs by end of 2018 3 clinical studies initiated in 2017 5 nucleic acid modalities being advanced with Wave stereopure chemistry 12+ discovery programs 5 therapeutic areas under active investigation 10K+ oligonucleotides created and analyzed to date 25M+ total potentially addressable patients amenable to Wave’s partnered and proprietary programs

MUSCLE Pipeline spanning multiple modalities, novel targets CLINICAL NEXT ANTICIPATED MILESTONES CANDIDATE DISCOVERY ESTIMATED U.S. PREVALENCE* TARGET BIOMARKER MECHANISM PARTNER WAVE’S COMMERCIAL RIGHTS CNS A Huntington’s disease ~10k / ~35k mHTT SNP1 mHTT Phase 1b/2a Top line data H1 2019 Takeda 50% Global A Huntington’s disease ~10k / ~35k mHTT SNP2 mHTT Phase 1b/2a Top line data H1 2019 Takeda 50% Global A Amyotrophic lateral sclerosis ~1,800 C9orf72 Dipeptide Trial initiation Q4 2018 Takeda 50% Global A Frontotemporal dementia ~7,000 C9orf72 Dipeptide Trial initiation Q4 2018 Takeda 50% Global S Spinocerebellar ataxia 3 ATXN3 Takeda 50% Global Candidate by YE 2018 ~4,500 CNS diseases Multiple† Takeda Milestones & Royalties OPHTHALMOLOGY HEPATIC S Metabolic liver diseases APOC3 Triglyceride Pfizer Milestones & Royalties Metabolic liver diseases Multiple (2)‡ Pfizer Milestones & Royalties *Estimates of U.S. prevalence and addressable population by target based on publicly available data and are approximate; for Huntington’s disease, numbers approximate manifest and pre-manifest populations, respectively. † During a four-year term, Wave and Takeda may collaborate on up to six preclinical targets at any one time. ‡Pfizer has nominated two undisclosed targets in addition to APOC3. E = exon skipping. A = allele-specific silencing. S = silencing. E Duchenne muscular dystrophy ~2,000 Exon 51 Dystrophin Phase 1 Top line data Q3 2018 — 100% Global E Duchenne muscular dystrophy ~1,250 Exon 53 Dystrophin Trial initiation Q1 2019 — 100% Global Neuromuscular diseases Multiple — 100% Global Retinal diseases Multiple — 100% Global

CNS Muscle Broad platform relevance across therapeutic areas

WAVE RATIONAL DESIGN Stereochemistry enables precise control, ability to optimize critical constructs into one defined and consistent profile Building the optimal, stereopure medicine STANDARD OLIGONUCLEOTIDE APPROACHES Pharmacologic properties include >500,000 permutations in every dose Impact: Unreliable therapeutic effects Unintended off-target effects Impact: Potential for safer, more effective, targeted medicines that can address difficult-to-treat diseases

Source: Iwamoto N, et al. Control of phosphorothioate stereochemistry substantially increases the efficacy of antisense oligonucleotides. Nature Biotechnology. 2017. Creating a new class of oligonucleotides WAVE RATIONAL DESIGN

Chemistry may optimize medicines across multiple dimensions Stability of stereopure molecules with reduced PS content (liver homogenate) Oligonucleotide exposure (spinal cord) Human TLR9 activation assay with 5mC modified CpG containing MOE gapmer IL-6 MIP-1β Cytokine induction in human PBMC assay Stereochemistry enables enhanced delivery of oligonucleotides Improved Stability Controlled Immunogenicity Enhanced Delivery Gymnotic uptake of ASOs:18h differentiating myoblasts Data represented in this slide from in vitro studies. Experimental conditions: Human TLR9 assay – Source: Ohto U, et al. Structural basis of CpG and inhibitory DNA recognition by Toll-like receptor 9, Nature 520, 702-705, 2015. Intracellular trafficking assay – Cells were washed and fixed and oligos were detected by viewRNA assay and visualized on immunofluorescence microscope with deconvolution capabilities.  Z-stacks were taken to eliminate artifacts. Uptake without transfection agent between a stereopure and stereorandom oligonucleotide

Stereochemistry is applicable across modalities Antisense RNAi Exon skipping Stereochemistry allows for novel approaches to previously difficult diseases and inaccessible targets *

SUPERIOR PHARMACOLOGY + SCALABLE SYNTHESIS MULTI- MODALITY BROAD IMPACT UNLOCKING THE PLATFORM Antisense RNAi Splice Correction Exon skipping Gene editing CNS Muscle Eye Liver Skin Broad addressable patient population across multiple therapeutic areas Transforming nucleic acid therapeutics

Neurology CNS Muscle

Huntington’s Disease

Huntington’s Disease: a hereditary, fatal disorder Autosomal dominant disease, characterized by cognitive decline, psychiatric illness and chorea; fatal No approved disease-modifying therapies Expanded CAG triplet repeat in HTT gene results in production of mutant huntingtin protein (mHTT); accumulation of mHTT causes progressive loss of neurons in the brain Wildtype (healthy) HTT protein critical for neuronal function; suppression may have detrimental long-term consequences 30,000 people with Huntington’s disease in the US; another 200,000 at risk of developing the condition Sources: Auerbach W, et al. Hum Mol Genet. 2001;10:2515-2523. Dragatsis I, et al. Nat Genet. 2000;26:300-306. Leavitt BR, et al. J Neurochem. 2006;96:1121-1129. Nasir J, et al. Cell. 1995;81:811-823. Reiner A, et al. J Neurosci. 2001;21:7608-7619. White JK, et al. Nat Genet. 1997;17:404-410. Zeitlin S, et al. Nat Genet. 1995;11:155-163. Carroll JB, et al. Mol Ther. 2011;19:2178-2185. DNA CAG Repeat RNA wildtype (healthy) allele RNA mutant allele Normal CAG Repeat Expanded CAG Repeat Healthy protein (HTT) Mutant protein (mHTT) Neuro HD

Utilize association between single nucleotide polymorphisms (SNPs) and genetic mutations to specifically target errors in genetic disorders, including HD. Allele-specificity possible by targeting SNPs associated with expanded long CAG repeat in mHTT gene Approach aims to lower mHTT transcript while leaving healthy HTT relatively intact Potential to provide treatment for up to 70% of HD population (either oligo alone could address approximately 50% of HD population) Wave approach: novel, allele-specific silencing expanded CAG repeat SNP 1 ~50% of patients SNP 2 ~50% of patients ~20% of patients may carry both SNP1 AND SNP 2 Source: Kay, et al. Personalized gene silencing therapeutics for Huntington disease. Clin Genet 2014: 86: 29–36 Total: Due to overlap, an estimated ~70% of the total HD patient population carry SNP 1 and/or SNP 2 Neuro HD

Two parallel global placebo-controlled multi-ascending-dose trials for WVE-120101, WVE-120102 Primary objective: assess safety and tolerability of intrathecal doses in early manifest HD patients Additional objectives: exploratory pharmacokinetic, pharmacodynamic, clinical and MRI endpoints Two simultaneous Phase 1b/2a clinical trials Blood test to determine presence of SNP 1 or SNP 2 done at pre-screening Approximately 50 patients per trial Key inclusion criteria: age ≥25 to ≤65, stage I or II HD Top line data anticipated H1 2019 Neuro HD

Novel immunoassay allows for quantification of mutant huntingtin, the cause of HD Level of mHTT detected is associated with time to onset, increased with disease progression, and predicts diminished cognitive and motor dysfunction Assay currently being utilized in clinical studies Mutant huntingtin: a powerful, novel biomarker Source: Wild E, et al. Quantification of mutant huntingtin protein in cerebrospinal fluid from Huntington’s disease patients. J. Clin. Invest. 2015:125:1979–1986. Edward Wild, MA MB BChir PhD MRCP Principal Investigator at UCL Institute of Neurology and Consultant Neurologist at the National Hospital for Neurology and Neurosurgery, London Novel approach enables precise measurement of target engagement and effect Neuro HD

Selective reduction of mHTT mRNA & protein Reporter Cell Line* Neuro HD

Demonstrated delivery to brain tissue WVE-120101 and WVE-120102 distribution in cynomolgus non-human primate brain following intrathecal bolus injection Demonstrated delivery to brain tissue CIC = cingulate cortex. CN = caudate nucleus. In Situ Hybridization ViewRNA stained tissue Red dots are WVE-120102 oligonucleotide. Arrow points to nuclear and perinuclear distribution of WVE-120102 in caudate nucleus Red dots are WVE-120101 oligonucleotide. Arrow points to nuclear and perinuclear distribution of WVE- 120101 in cingulate cortex CIC = cingulate cortex In Situ Hybridization ViewRNA stained tissue  Neuro HD CN = caudate nucleus

Duchenne Muscular Dystrophy (DMD)

DMD: a progressive, fatal childhood disorder Fatal, X-linked genetic neuromuscular disorder characterized by progressive, irreversible loss of muscle function, including heart and lung Genetic mutation in dystrophin gene prevents the production of dystrophin protein, a critical component of healthy muscle function Symptom onset in early childhood; one of the most serious genetic diseases in children worldwide Current disease modifying treatments have demonstrated minimal dystrophin expression and clinical benefit has not been established Impacts 1 in every 3,500 newborn boys each year; 20,000 new cases annually worldwide Neuro DMD

Wave approach: meaningful restoration of dystrophin production through exon skipping Neuro DMD Meaningful restoration of dystrophin production is expected to result in therapeutic benefit Exon-skipping antisense approaches may enable production of functional dystrophin protein Initial patient populations are those amenable to Exon 51 and Exon 53 skipping

WVE-210201 Phase 1 clinical trial initiated November 2017 Design: Multicenter, double-blind, placebo-controlled, single ascending dose study with I.V. administration Primary endpoint: Safety and tolerability Inclusion criteria: ages 5 to 18, amenable to exon 51 skipping Ambulatory and non-ambulatory boys eligible, including those previously treated with eteplirsen (following appropriate washout period) Readout expected Q3 2018 Planned open-label extension (OLE) with muscle biopsy and ≥2-years of follow-up WVE-210201 planned efficacy study Design: Double-blind, placebo-controlled, multi-dose study assessing dystrophin expression and clinical outcomes Measurement of dystrophin via standardized Western Blot Interim analysis of dystrophin expression in muscle biopsies Efficacy readout anticipated H2 2019 Exploring intravenous and subcutaneous formulations for WVE-210201 Exon 51: WVE-210201 clinical program Neuro DMD

Exon 51: improved skipping efficiency RNA skipping determined by quantitative RT-PCR Wave isomers demonstrated a dose-dependent increase in skipping efficiency  Free uptake at 10uM concentration of each compound with no transfection agent  Same foundational stereopure chemistry for Wave isomers; individually optimized to assess ideal profile Neuro DMD

Dystrophin protein restoration in vitro was quantified to be between 50-100% of normal skeletal muscle tissue lysates, as compared to about 1% by drisapersen and eteplirsen analogs Exon 51: increased dystrophin restoration *Analogs dystrophin (400-427 kDa) vinculin (120 kDa) Marker Mock Drisapersen* Eteplirsen* WVE-210201 WV-isomer 2 WV-isomer 3 Skeletal Muscle Tissue lysates Marker 0 µM Skeletal Muscle Tissue (2 fold less lysate) 0.1 µM 0.3 µM 1 µM 3 µM 10 µM Skeletal Muscle Tissue dystrophin (400-427 kDa) vinculin (120 kDa) Experimental conditions: DMD protein restoration by Western Blot in patient-derived myotubes with clear dose effect. Free uptake at 10uM concentration of each compound with no transfection agent  WVE-210201 Neuro DMD

Exon 51: in vivo target engagement of WVE-210201 in healthy non-human primate 5 doses @ 30 mg/kg /week for 4 weeks healthy NHP by subcutaneous dosing Nested PCR Assay Neuro DMD Experimental conditions: Muscle tissues were collected 2 days after the last dose and fresh frozen.  Total RNAs were extracted with phenol/chloroform and converted to cDNA using high capacity kit.  Nested PCR assay was performed and analyzed by fragment analyzer.

Exon 51: no apparent tissue accumulation observed Standard oligonucleotides tend to accumulate in liver and kidney Wave rationally designed oligonucleotides optimized to allow compound to clear more effectively WVE-210201 demonstrated wide tissue distribution in dose dependent fashion No apparent accumulation observed after multiple doses Single in vivo I.V. dose at 30 mpk in MDX 23 mice Neuro DMD Experimental description: Oligo quantifications in tissues were performed using hybridization ELISA assay

RNA skipping determined by quantitative RT-PCR Free uptake at 10uM and 3uM concentration of each compound with no transfection agent  Current published clinical dystrophin levels achieved for Exon 53 are ~1% Early Exon 53 data suggests initial skipping efficiency around 20% pre-optimization Exon 53: stereopure lead molecules advancing toward candidate Neuro DMD

C9orf72 Amyotrophic Lateral Sclerosis (ALS) Frontotemporal Dementia (FTD)

C9orf72: a critical genetic risk factor C9orf72 gene provides instructions for making protein found in various tissues, with abundance in nerve cells in the cerebral cortex and motor neurons C9orf72 genetic mutations are the strongest genetic risk factor found to date for the more common, non-inherited (sporadic) forms of Amyotrophic Lateral Sclerosis (ALS) and Frontotemporal Dementia (FTD); GGGGCC repeat drives the formation and accumulation of dipeptide repeat proteins that accumulate in brain tissue First pathogenic mechanism identified to be a genetic link between familial (inherited) ALS and FTD Most common mutation identified associated with familial ALS and FTD Availability of dipeptide biomarker in CSF has potential to accelerate drug development expanded GGGGCC repeat hexanucleotide repeat transcript Neuro C9orf72

Amyotrophic lateral sclerosis Neurodegenerative disease characterized by the progressive degeneration of motor neurons in the brain and spinal cord Affects approximately 15,000-20,000 people in the US with a median survival of 3 years C9orf72 is present in approximately 40% of familial ALS and 8-10% of sporadic ALS; currently the most common demonstrated mutation related to ALS, far more so than SOD1 or TDP-43 Pathogenic transcripts of the C9orf72 gene contain hundreds to thousands of hexanucleotide repeats compared to 2-23 in wild-type transcripts; dominant trait with high penetrance Initiation of clinical study expected Q4 2018 Source: State of play in amyotrophic lateral sclerosis genetics Alan E Renton, Adriano Chiò & Bryan J. Traynor Nature Neuroscience 17, 17–23 (2014) doi:10.1038/nn.3584 Neuro C9orf72 ~40% ~8-10% ~10% ~90%

Frontotemporal dementia Progressive neuronal atrophy with loss in the frontal and temporal cortices characterized by personality and behavioral changes, as well as gradual impairment of language skills Affects approximately 55,000 people in the US Second most common form of early-onset dementia after Alzheimer’s disease in people under the age of 65 Up to 50% of FTD patients have a family history of dementia, many inheriting FTD as an autosomal dominant trait with high penetrance Pathogenic transcripts of the C9orf72 gene contain hundreds to thousands of hexanucleotide repeats compared to 2-23 in wild-type transcripts Neuro C9orf72 ~38% ~6% Sources: Familial aggregation in frontotemporal dementia, M. Stevens, MD; C.M. et al, Neurology 1998. Frequency of the C9orf72 hexanucleotide repeat expansion in patients with amyotrophic lateral sclerosis and frontotemporal dementia: a cross-sectional study. Elisa Majounie et al Lancet Neurology March 9, 2012 DOI:10.1016/S1474-4422(12)70043-1 10% - 50% 50% - 90% Initiation of clinical study expected Q4 2018

Selective silencing in vivo of expanded C9orf72 repeat transcripts Wave has developed a series of highly optimized antisense compounds which selectively silence the repeat containing transcript in C9orf72 transgenic mice These compounds show target engagement across cell types and regions of the nervous system critically implicated in ALS and FTD Neuro C9orf72 Experimental description: Samples were analyzed using quantitative PCR (Taqman assay) WVE-3972-01 WVE-3972-01

Durable reduction of dipeptides and RNA foci in vivo Wave’s candidate (WVE-3972-01) demonstrates durable reduction of dipeptides and reductions in RNA foci Data is consistent across blinded studies in independent laboratories (collaboration with Professor Bob Brown, U. Mass) Neuro C9orf72 2-weeks 4-weeks PolyGP (Relative expression, means+SEM) Durable reduction of dipeptide in vivo 8-weeks 2-weeks 4-weeks 8-weeks Spinal Cord Cortex

In vivo distribution of WVE-3972-01 8 weeks after treatment Neuro C9orf72 Experimental description: C9-BAC mice were administered 50mg of WVE-3972-01 ICV on day 1 and day 8; detection using ViewRNA. Widespread and sustained distribution in nuclei of motor neurons in the spinal cord

Spinocerebellar ataxia type 3

Neuro SCA3 Source: Paulson H. Machado-Joseph disease/spinocerebellar ataxia type 3. Handb Clin Neurol 103, 437—449 (2012). National Institute of Health. Spinocerebellar ataxia 3. Accessed at: https://ghr.nlm.nih.gov/condition/spinocerebellar-ataxia-type-3 on February 15, 2018 Also known as Machado-Joseph disease Rare, hereditary, progressive neurodegenerative disorder that results in a lack of muscle control and coordination in upper and lower extremities; gradually leads to paralysis and loss of ability to speak or swallow Life expectancy is 10-20 years from symptom onset Prevalence: 1-2 in 100,000 people; most common dominantly inherited form of ataxia, representing 20% to 50% of all SCAs Expanded CAG repeat in ATXN3 gene results in mutant ATXN3 protein that causes widespread neuronal loss in brain and spinal cord Spinocerebellar ataxia type 3 Candidate targeting ATXN3 expected to be named by YE 2018

Emerging areas

Stereopure oligonucleotides: improved in vivo potency, extended duration Potency equivalent to state-of-the-art GalNAc conjugated double strand RNAi (ED50 0.3 mg/kg) Demonstrated increase in durability over GalNAc conjugated stereorandom oligonucleotide ED50 ~2.0 mg/kg ED50 0.3 mg//kg Liver Experimental description: Male human APOC3 transgenic mice were dosed with APOC3 ASOs with indicated doses.  APOC3 mRNA quantification in the liver was performed using Taqman assay specific for hAPOC3. For protein analysis, plasma samples were collected weekly and analyzed by ELISA assay specific to human APOC3 protein.  ~7 fold Dosing Days 1,3 at 5mpk

Experimental description: Single intravitreal injection to mouse eye on day 1. Improved in vivo potency, extended duration Back of the eye 1 week 1 month 3 months Eye 10X lower dose of stereopure oligonucleotide is more potent than stereorandom oligonucleotide

Improved in vivo potency, extended duration Front of the eye 1 week 1 month 3 months Experimental description: Single intravitreal injection to mouse eye on day 1. Eye 10X lower dose of stereopure oligonucleotide is more potent than stereorandom oligonucleotide

Distribution and target engagement Skin In vivo distribution of oligonucleotide to key cellular compartments following intravitreal injection in murine eye Target engagement following topical administration on human skin explant model Ophthalmology Dermatology Red dots = Oligonucleotides PBS Control oligonucleotide Optimized oligonucleotide Eye

Partnerships

$230+ million in committed cash; eligible for milestones and royalties in excess of $2 billion* Expected to fund Wave operations to end of 2020, through multiple data readouts Committed capital CNS collaboration with Takeda Takeda option on global 50:50 share of CNS programs in HD, ALS, FTD and SCA3 After opt-in, Takeda to pay 50% of development costs Wave will lead manufacturing and joint clinical development; participate in joint co-commercialization in the US Significant value in 50:50 profit share Takeda right to license additional preclinical CNS targets over four years Wave CNS R&D fully funded Includes potential milestones and royalties in large CNS disorders such as Alzheimer’s and Parkinson’s diseases Fully funded R&D activities in CNS Assuming Takeda advances six programs that achieve regulatory approval and commercial sales, Wave will be eligible to receive up to $2 billion in cash milestone payments, of which more than $1 billion would be in precommercial milestone payments. *

Hepatic collaboration with Pfizer Initiated May 2016 Exploring targets across modalities, including ASO and ssRNAi Up to 5 hepatic-metabolic programs 3 targets declared; APOC3 and 2 undisclosed Option to declare 2 additional targets Access to Pfizer’s hepatic targeting technology Potentially increasing potency beyond GalNAc Freedom to leverage beyond collaboration targets 40 $M upfront payment 871 $M in potential milestone payments and royalties

Enabling technologies: Applying artificial intelligence to discover novel therapies for genetic neuromuscular disorders Deep Genomics is a world leader in artificial intelligence with a platform that combines automation, advanced biomedical knowledge, high volume data acquisition and machine learning Wave is collaborating with Deep Genomics to predict the impact of genetic mutations and oligonucleotide approaches to splicing The goal is to identify new targets and optimal regions or sequences within those targets to be addressed by Wave’s rationally designed oligonucleotides Understanding splicing biology to illuminate new approaches to increase size of addressable patient populations

Enabling technologies: enhancing stereopure platform Collaboration leverages ReadCoor’s proprietary FISSEQ (Florescent In-Situ Sequencing) platform designed to provide critical spatial data by combining next generation sequencing and three-dimensional imaging Imaging allows for target engagement assessment in specific regions, cell types and subcellular compartments of the brain Provides meaningful insight into disease state, treatment effect of oligonucleotides and outcomes at the molecular and cellular level

Oligonucleotide synthesis capacity ranging from high throughput to large scale GMP production 90,000 square foot facility Ability to continue to meet synthesis demands of growing portfolio and increase control and visibility of product supply chain Comparable yield and cost-of-goods to standard stereorandom oligonucleotides Industry standard equipment with no biological processing required GMP manufacturing capacity potentially available to partners Manufacturing strength: scalable nucleic acid synthesis

Intellectual property strength: breadth and depth of patent portfolio Programs HTT candidates DMD candidates Platform Designs Compositions Stereochemistry Process development Improved activity, stability, specificity, immunogenicity Oligonucleotide compositions Monomers, key reagents Methods of synthesis ALS, FTD candidates

Wave catalysts Q3 2018: safety data expected in DMD from Phase 1 trial for WVE-210201 Initiated clinical trial in DMD (Exon 51) November 2017 WVE-210201 is the first stereopure oligonucleotide targeting Exon 51 with potential to be best-in-class Interim dystrophin readout from planned efficacy and open label extension trials expected in H2 2019 Q4 2018: clinical trials expected to initiate in ALS and FTD for WVE-3972-01 WVE-3972-01 is designed to target the pathogenic allele of the C9orf72 gene In vivo animal data demonstrate potent, sustained and preferential knockdown of toxic biomarkers associated with ALS and FTD H1 2019: data expected in HD from Phase 1b/2a trials for WVE-120101 and WVE-120102 Initiated two clinical trials in HD July 2017 Potential to be first two allele-specific disease-modifying therapies selectively lowering mHTT Received U.S. orphan drug designation for WVE-120101 and WVE-120102 Q1 2019: clinical trial expected to initiate for next DMD program (Exon 53)

Realizing the potential of nucleic acid therapeutics